--------------------------------------------------------------------------------
                               SEMIANNUAL REPORT
--------------------------------------------------------------------------------

[Logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------

                                                  New England Star Advisers Fund

                                                               [graphic omitted]

--------------
JUNE 30, 1998
--------------

                                                                     August 1998
--------------------------------------------------------------------------------

[Photo of Henry L.P. Schmelzer]

Dear Shareholder:

Investors had reason for comfort during the first half of 1998.

After stunning gains in each of the last three years, the stock market behaved more like its customary self: Major market indicators moved up for a time, slid back and were once again in recovery mode at the end of the period. This pattern largely reflected investors' responses to fast-changing events in Asia. Unpredictable markets call to mind the long-term experience of millions of mutual fund investors; those of us who held firm to our plans as markets entered difficult periods were often rewarded as markets recovered. The longer you stay invested the less interim ups and downs -- here or overseas -- should concern you.

News from the Far East drove bond market sentiment as well. In the United States, faltering Asian economies meant lower prices on many imported goods, putting pressure on prices and corporate earnings. With slower growth now a real possibility and with little immediate evidence of inflation, the Federal Reserve Board left short-term interest rates unchanged, while long-term rates fell to record lows in mid-June.

In the pages that follow, you can read about how your Fund's management dealt with the disruptions in the Pacific region and their impact on our domestic economy. But beyond Asia's present problems, and notwithstanding the inevitable ebb and flow of our own business cycle, there are reasons to be optimistic about investment prospects over the next several years. For example, vast, under-served populations in China and elsewhere represent huge potential demand for consumer goods. Here in the United States, there is the prospect of a demography-driven spending wave, as millions of baby-boomers enter their peak consumption years. Events may turn out differently -- volatility will always be part of investing -- but as much as the markets may waver, the watchwords for many long-term investors are constant: diversify and persist.

While you are thinking about your investments, take a few minutes to review your portfolio. It's possible that three years of strong market gains have tilted your holdings disproportionately toward aggressive stock funds. If so, you and your financial representative can adjust the balance easily using some of New England Funds' more conservative equity or bond funds to reallocate your assets in line with your long-term goals and comfort level. Once you are satisfied with your portfolio's balance, be sure to stay in touch with your financial professional, invest regularly and don't try to guess what the market will do next.

Thank you for your continued support of New England Funds.

Sincerely,

/s/ Henry L.P. Schmelzer

    Henry L.P. Schmelzer

    President

PREPARING FOR THE YEAR 2000
-------------------------------------------------------------------------------
New England Funds continues to work to provide high quality service as we move into the new century. Since last year we have devoted significant resources to identifying, analyzing and resolving computer issues related to Year 2000. As a further measure, we have focused on year-end 1998 as a target for preparedness by vendor and service agency systems that we rely on for support. We expect major systems to be ready before the end of the year, with a year of quality assurance to follow.

                         NEW ENGLAND STAR ADVISERS FUND
-------------------------------------------------------------------------------

                                        INVESTMENT RESULTS THROUGH JUNE 30, 1998
-------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.



                                                  GROWTH OF A $10,000 INVESTMENT
-------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares, since New England Star Advisers Fund's inception on 7/7/94 compared to Standard & Poor's 500(5). The data points from the graph are as follows:]

               NET ASSET        WITH MAXIMUM            S&P
                VALUE(1)        SALES CHARGE(2)         500(5)
-------------------------------------------------------------------------------
7-Jul-94       $10,000             $ 9,425             $10,000
   12/94       $10,638             $10,026             $10,391
    6/95       $12,252             $11,547             $12,484
   12/95       $14,293             $13,471             $14,281
    6/96       $16,098             $15,172             $15,721
   12/96       $17,006             $16,028             $17,552
    6/97       $18,775             $17,695             $21,167
   12/97       $20,436             $19,261             $23,400
    6/98       $23,293             $21,954             $27,534

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class B Shares, since New England Star Advisers Fund's inception on 7/7/94 compared to Standard & Poor's 500(5). The data points from the graph are as follows:]

               NET ASSET                                  S&P
                VALUE(1)            CDSC(3)             500(5)
-------------------------------------------------------------------------------
7-Jul-94       $10,000             $10,000             $10,000
   12/94       $10,599             $10,599             $10,391
    6/95       $12,169             $12,169             $12,484
   12/95       $14,140             $14,140             $14,281
    6/96       $15,875             $15,875             $15,721
   12/96       $16,702             $16,702             $17,552
    6/97       $18,376             $18,376             $21,167
   12/97       $19,917             $19,917             $23,400
    6/98       $22,628             $22,328             $27,534

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class C Shares, since New England Star Advisers Fund's inception on 7/7/94 compared to Standard & Poor's 500(5). The data points from the graph are as follows:]

               NET ASSET              S&P
                VALUE(1)            500(5)
-----------------------------------------------------------
7-Jul-94       $10,000             $10,000
   12/94       $10,604             $10,391
    6/95       $12,166             $12,484
   12/95       $14,153             $14,281
    6/96       $15,878             $15,721
   12/96       $16,705             $17,552
    6/97       $18,379             $21,167
   12/97       $19,921             $23,400
    6/98       $22,632             $27,534

These illustrations represent past performance and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. All Index and Fund performance assumes reinvested distributions. Class Y share performance will be greater than that shown based on differences in inception date, fees and sales charges.

                         NEW ENGLAND STAR ADVISERS FUND
-------------------------------------------------------------------------------

                                         AVERAGE ANNUAL TOTAL RETURNS -- 6/30/98
-------------------------------------------------------------------------------

CLASS A (Inception 7/7/94)    6 MONTHS           1 YEAR         SINCE INCEPTION
Net Asset Value(1)             13.98%            24.07%            23.67%
With Max. Sales Charge(2)       7.42             16.96             21.85
----------------------------------------------------------------------------
CLASS B (Inception 7/7/94)    6 MONTHS           1 YEAR         SINCE INCEPTION
Net Asset Value(1)             13.61%            23.15%            22.78%
With CDSC(3)                    8.61             18.15             22.37
--------------------------------------------------------------------------------
CLASS C (Inception 7/7/94)    6 MONTHS           1 YEAR         SINCE INCEPTION
Net Asset Value(1)             13.60%            23.14%            22.78%
With CDSC(3)                   12.60             22.14             22.78
--------------------------------------------------------------------------------
CLASS Y (Inception 11/15/94)* 6 MONTHS           1 YEAR         SINCE INCEPTION
Net Asset Value(1)             14.12%            24.36%            23.85%
--------------------------------------------------------------------------------
                                                      SINCE         SINCE
COMPARATIVE PERFORMANCE       6 MONTHS     1 YEAR     7/7/94       11/15/94
Lipper Growth Fund Average(4)  15.10%       25.38%    23.59%        25.55%**
S&P 500 Index(5)               17.67        30.09     28.98         30.70
--------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

 * Class Y shares are available only to certain institutional investors and are not subject to a sales charge.
** Lipper Average calculated from 11/30/94.

NOTES TO CHARTS (PAGES 1 & 2)
(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2) With Maximum Sales Charge (MSC) performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.
(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares. CDSC for Class C shares assumes a maximum 1% sales charge on redemptions within the first year of purchase.
(4) Lipper Growth Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.
(5) Standard & Poor's 500 Stock Index(R) (S&P 500) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Investors cannot purchase an index directly.

                         NEW ENGLAND STAR ADVISERS FUND
--------------------------------------------------------------------------------

                                                                        OVERVIEW
--------------------------------------------------------------------------------

Your Fund's multiple-adviser approach -- the essence of the Star concept -- provides a means to diversify not just among individual securities but also among investment styles and strategies. For the six-month period that ended June 30, 1998, New England Star Advisers Fund's Class A shares generated a total return of 13.98%, reflecting a $2.54 gain in net asset value from $18.17 per share to $20.71 per share.

During the first half of 1998, domestic conditions for U.S. stocks were nearly perfect. Continued economic growth, stable to declining interest rates, and relatively low inflation set the stage for a continued upward trend in stock prices. For the first quarter of 1998, stocks produced double-digit returns, with large-company stocks maintaining their leadership position. During the second quarter, however, investor confidence began to wane. While the U.S. economy remained strong, problems in Asia dominated market psychology. Recession in Japan, social and political unrest in Indonesia, and currency problems throughout the region resulted in declining demand for U.S. goods and services in the Pacific Basin. Commodities companies, such as chemical, energy, paper, and metals businesses, were particularly hard hit. In the technology area, semiconductor companies lost steam.

Larger-company stocks continued as market leaders during the six months, despite the vulnerability of many multinationals to Asia's problems. Favorable economic conditions in the United States combined with an economic resurgence in Europe served to act as a counterweight to problems in Asia, at least during the period.

  YOUR FUND'S 5 LARGEST SECTORS -- 6/30/98

                                   % OF
     SECTOR                     NET ASSETS
-------------------------------------------
  1. DRUGS & HEALTH CARE          8.5
-------------------------------------------
  2. BUSINESS SERVICES            6.4
-------------------------------------------
  3. BROADCASTING                 4.7
-------------------------------------------
  4. BANKS                        4.4
-------------------------------------------
  5. SOFTWARE                     4.4

Portfolio holdings and asset allocations will vary.

While we expect the investment environment in the United States to remain relatively strong, market uncertainty could lead to further stock market volatility in the months ahead. We will not attempt to predict how the Fund will perform in the future, but we can assure you that your investments are in the hands of some of the most experienced and prominent investment managers in the country. The four portfolio segments of New England Star Advisers Fund are managed autonomously. However, the chart above shows the areas of emphasis for the Fund as a whole. In the following pages, your Fund's four subadvisers discuss their investment strategies during the first half of 1998.

                         NEW ENGLAND STAR ADVISERS FUND
-------------------------------------------------------------------------------

                OAKMARK/HARRIS ASSOCIATES L.P. -- ROBERT SANBORN
-------------------------------------------------------------------------------

We continued to manage the segment in our consistent bottom-up, one-stock-at-a-time way. We remained admirers of the "sweet spot" economy. The ongoing Asian economic crisis had salutary implications for U.S. inflation, and U.S. companies were favored by investors around the world.

We used the same value-oriented philosophy we have always used, and made no major changes in the portfolio during the past six months. We eliminated U.S. West Media Group and Tele-Communications, two cable companies that accounted for 10.8% of assets on December 31, 1997. Each stock had reached our price target, which is 90% of its underlying value. The one new position we added was Washington Mutual, a large West Coast thrift institution. The company is undergoing a major restructuring, which we believe will be successful and boost its stock price.

High quality companies, such as Philip Morris, Heinz, Nabisco, Knight-Ridder, Nike, Black & Decker, Anheuser Busch and Mattel, composed more than 40% of the segment.

LARGEST HOLDINGS IN OAKMARK/HARRIS SEGMENT

                              % OF             % OF
                          SEGMENT ASSETS     FUND ASSETS
---------------------------------------------------------
  1. Philip Morris, Cos.      7.69              1.66
  2. Dun & Bradstreet         5.98              1.29
  3. Banc One Corp.           5.96              1.28
  4. Boeing Co.               5.52              1.19
  5. H.J. Heinz, Co.          5.23              1.13

At the end of the six-month period, there were no new themes in the segment. Individual company performance dominated the results. Black & Decker rose more than 50%, after the stock had been modestly valued at the beginning of the period. Financial services businesses accounted for 20% of assets. We had no technology, utility or energy investments. Some of the financial stocks continued to be strong performers. For example, Banc One and Mellon Bank appreciated more than 15%. Poor performers included Nabisco, which declined more than 25% because of weak sales; Polaroid declined more than 25% because of restructuring; and Philip Morris declined 14% because of the news surrounding the tobacco industry.

We are positive about the performance of most of our holdings and their attractiveness to the overall market, even though the segment had a difficult time during the first six months of the year. Because of our focused value style and philosophy, there will be periods when we lag the market, especially during buoyant times. Nevertheless, we intend to stick with our strategy and not change our methods just to be in synch with current market trends. We believe the segment will soon benefit again from our value approach.

                      JANUS CAPITAL CORP. -- WARREN LAMMERT
-------------------------------------------------------------------------------

The segment posted strong results for the period. Overall, it reflected our commitment to a variety of themes, particularly technology, pharmaceuticals, cable and financial services.

In the cable industry many operators are moving into a period of rapidly increasing cash flows. After years of equipment and infrastructure upgrades, cable operators are on the verge of rolling out a variety of new services, including voice, data and expanded video offerings. These factors, combined with a dramatic decline in capital expenditures, create a promising outlook. As a result, we built positions in Comcast, Time Warner, MediaOne, and Tele-Communications, Inc., all of which performed very well.

LARGEST HOLDINGS IN JANUS SEGMENT

                                % OF             % OF
                            SEGMENT ASSETS    FUND ASSETS
----------------------------------------------------------
  1. Warner-Lambert Co.          5.21            1.34
  2. Time Warner, Inc.           5.12            1.32
  3. Comcast                     4.70            1.21
  4. Microsoft Corp.             4.69            1.21
  5. Tele-Communications, Inc.   4.61            1.19

AT&T's recent decision to purchase Telecommunications, Inc. highlights the value of the cable pipeline, and we believe the combined entity will unlock a variety of important synergies. AT&T has a terrific brand name and solid customer service -- two weak areas for Telecommunications, Inc. AT&T also gains instant access to approximately 30 million households across the United States and, in the future, may be able to compete effectively against the regional Bell Operating Companies. As customers sign up for local and long distance services in addition to their existing cable packages, AT&T should be able to reduce its customer turnover and meaningfully improve the economics of those businesses.

Our technology stocks, particularly Internet positions, also posted strong gains. Amazon.com was a clear winner. The stock price of this leading Internet book and music retailer more than doubled over a thirteen-day period in June. We realize that such quick gains can easily reverse themselves, so we trimmed the position at a significant profit.

Positions in Dell, Microsoft, and America Online (AOL) helped bolster performance. Dell is beginning to target overseas markets and continues to gain market share in high-margin businesses such as laptops and corporate personal computers. Microsoft advanced strongly, overcoming concerns related to the Justice Department's antitrust suit. The company launched Windows 98, a major new product, and will roll out Windows NT 5.0 later this year. AOL, supported by the growing acceptance of the Internet as a new media avenue, continued to perform well.

Several pharmaceutical stocks also did exceptionally well, including Warner-Lambert, Pfizer, and Eli Lilly. In these companies, new product launches are driving revenues higher. We added Cognizant, which owns IMS, a provider of prescription and market share data for pharmaceutical companies. It essentially has a lock on the necessary tracking services that these manufacturers require and is benefiting from a wealth of new products being brought to market by the industry.

While we enjoyed broad-based gains across the segment, we also suffered some minor setbacks, especially in semiconductor stocks, which were hit by Asian jitters. We scaled back our weighting in this industry partly to reduce exposure to Asia.

Looking ahead, Asia's continuing economic difficulties contribute an element of uncertainty to global markets. Nevertheless, we remain positive on stocks. Many of our positions are experiencing robust growth and remain well insulated from Asia's downturn.

       LOOMIS, SAYLES & COMPANY, L.P. -- MARY CHAMPAGNE AND JEFF PETHERICK
-------------------------------------------------------------------------------

Because stock prices rose significantly in 1997, we were somewhat cautious about the market's upside potential. As we entered 1998, we took a more defensive approach to managing the portfolio. We invested a significant portion of assets in Real Estate Investment Trusts (REITs), increased investments in utilities and emphasized stocks with better quality and more consistent earnings growth. While the segment performed reasonably well when the market declined, it did not fully participate in the rallies. The REITs in the segment were particularly disappointing. Despite their attractive valuations and high dividend yields, they did not perform well during market downturns.

LARGEST HOLDINGS IN LOOMIS, SAYLES SEGMENT

                                       % OF             % OF
                                  SEGMENT ASSETS     FUND ASSETS
----------------------------------------------------------------
  1. Viad Corp.                        1.72            0.42
  2. Capital Re                        1.37            0.34
  3. Reinsurance Group America, Inc.   1.35            0.33
  4. Champion Enterprises              1.19            0.29
  5. Premark International             1.14            0.28

During the period, the segment had some emphasis on health care stocks, which performed poorly. However, we believe as the market moves from favoring economically sensitive (or cyclical) companies, the health care sector should benefit. Energy stocks were also poor performers during the period. While we were not heavily weighted in this group, the stocks we owned lagged the overall market.

On the positive side, the segment's consumer stocks -- retailers and restaurants -- helped performance. Other successful companies were in the technology area, where we emphasized telecommunications and software companies, which were strong performers.

Looking ahead, we expect the market to consolidate in the near future. We believe large-cap stocks can continue to outperform small-caps for the remainder of the year, as investors continue to pay high prices for the liquidity and relative stability large-company stocks offer.

While we are experiencing an exceptional economic expansion with low inflation and interest rates, this idyllic environment is reflected mostly in large-company stock prices. Small-company stocks, which this segment of the Fund emphasizes, are trading at historic lows relative to large companies. With earnings growth of small companies beginning to exceed that of large firms, we are starting to see the right conditions for small stocks to advance. However, as long as the market continues its excesses on the large-cap side, small stocks may not perform well. As we look toward the next big market rise, we think small-company stocks will take the lead. In the last four years, the market is best characterized as "bigger was better." The next time around, however, we think "small will be beautiful."

                FOUNDERS ASSET MANAGEMENT, LLC -- EDWARD KEELY
-------------------------------------------------------------------------------

Although stock valuations are high, we are still seeing good domestic economic prospects, low inflation, and low interest rates. Economic fundamentals remain strong. Accordingly, the investment case for mid- to large-cap stocks looks strong at this time.

LARGEST HOLDINGS IN FOUNDERS SEGMENT

                                  % OF           % OF
                             SEGMENT ASSETS   FUND ASSETS
----------------------------------------------------------
  1. Pfizer, Inc.                4.97            1.39
  2. MCI Communications Corp.    3.73            1.05
  3. Beneficial Corp.            3.15            0.88
  4. General Electric Co.        3.02            0.85
  5. Microsoft Corp.             2.55            0.72

Since the beginning of the year, the segment has concentrated on domestically focused firms sensitive to U.S. consumer spending habits. Because low interest rates have encouraged American consumers to buy homes and make credit purchases, we concentrated on domestic companies that are benefiting from consumer spending. We continued to hold Lowe's Companies, which accounted for 2.0% of the segment's assets. Lowe's is the country's second largest hardware store, and its sales growth and improving profit margins were driven by the robust housing market. We invested 0.8% of the segment's assets in Maytag Corp., which also benefited from the strong housing market. Maytag had spectacular sales growth in an industry that is not known for strong growth. We continued to find companies with promising earnings growth. Many of these are household names, such as MCI, which accounted for 3.7% of assets, and General Electric, which accounted for 3.0% of the segment.

We held many companies that we feel had high earnings predictability. We believe these companies should be strong performers in the second half of the year because they have been thriving in a slow-growth, stable economic environment.

We believe that as long as the Federal Reserve Board continues to navigate a steady course, the market should remain fertile for mid- to large-cap stocks. Behind the segment's performance is a consistent, growth-oriented investment philosophy that we believe has been the key to strong long-term results.

NOTE TO SHAREHOLDERS: The preceding commentary reflects management of the Founders' segment under portfolio manager Ed Keely. While we were producing this report, Paul LaRocco became the segment's interim portfolio manager, upon the departure of Mr. Keely from Founders. The change in managers is detailed in a supplement to the Fund's current prospectus that is included in this report.

Portfolio commentaries reflect the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

                             PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
Investments as of June 30, 1998
(unaudited)

COMMON STOCK -- 94.5% OF TOTAL NET ASSETS

SHARES            DESCRIPTION                                       VALUE(A)
-------------------------------------------------------------------------------
                  AEROSPACE--2.4%
     299,000      Boeing Co.................................... $    13,324,187
      80,800      GenCorp......................................       2,040,200
     100,000      Lockheed Martin..............................      10,587,500
      25,780      Orbital Sciences Corp. (c)...................         963,528
                                                                ---------------
                                                                     26,915,415
                                                                ---------------
                  AGRICULTURE--0.2%
      55,625      Delta and Pine Land                                 2,475,313
                                                                ---------------
                  AIR TRAVEL--0.4%
     151,000      Deutsche Lufthansa AG........................       3,805,456
                                                                ---------------
                  APPAREL & TEXTILES--0.3%
      49,000      Burlington Industries (c)....................         689,063
      14,000      Oshkosh B Gosh, Inc.                                  623,000
     128,500      Shaw Industries, Inc.                               2,264,812
       2,700      Timberland Co................................         194,231
                                                                ---------------
                                                                      3,771,106
                                                                ---------------
                  AUTO PARTS--0.4%
      70,910      Federal-Mogul................................       4,786,425
                                                                ---------------
                  AUTOMOTIVE--0.3%
      23,400      A.O. Smith...................................       1,209,487
      33,700      Dura Automotive Systems (c)..................       1,082,613
      60,300      Federal Signal...............................       1,466,044
                                                                ---------------
                                                                      3,758,144
                                                                ---------------
                  BANKS--4.4%
      12,510      Ambanc Holding Company, Inc..................         222,053
     258,000      Banc One Corp................................      14,399,625
      44,705      Bank of New York.............................       2,713,035
      62,885      BankAmerica Corp.............................       5,435,622
      40,350      Citicorp.....................................       6,022,237
      37,900      City National................................       1,399,931
      33,200      CNB Bancshares...............................       1,593,600
      85,500      Imperial Bancorp.............................       2,565,000
     150,000      Mellon Bank Corp.............................      10,443,750
      11,080      Provident Financial Holdings (c).............         229,910
      29,899      Star Banc Corp...............................       1,909,799
      66,435      U.S. Bancorp.................................       2,856,705
                                                                ---------------
                                                                     49,791,267
                                                                ---------------
                  BROADCASTING--4.7%
      60,220      Chancellor Media Corp........................       2,990,299
     334,955      Comcast......................................      13,597,080
      51,300      Jacor Communications (c).....................       3,026,700
     315,440      MediaOne Group, Inc. (c).....................      13,859,645
     502,149      Tele-Communications, Inc. (c)................      19,301,352
       7,455      United International Holdings, Inc...........         119,280
                                                                ---------------
                                                                     52,894,356
                                                                ---------------
                  BUSINESS SERVICES--6.4%
      52,500      ACNielson Corp...............................       1,325,625
     119,668      America Online...............................      12,684,808
      15,815      Apollo Group.................................         522,883
      79,940      At Home Corp.................................       3,782,161
      88,225      Banta Corp...................................       2,723,947
      84,900      Cadmus Communications........................       2,058,825
     106,940      Cognizant Corp...............................       6,737,220
     123,500      Comdisco, Inc................................       2,346,500
      49,500      Cort Business Services (c)...................       1,559,250
     114,512      Fiserv, Inc. (c).............................       4,863,182
     250,000      H & R Block, Inc.............................      10,531,250
      39,300      HON Industries...............................       1,336,200
      78,600      Information Resources........................       1,454,100
      59,945      Lamar Advertising (c)                               2,150,527
     123,960      Nokia Corp. (ADR)............................       8,994,847
      35,905      Snyder Communications, Inc...................       1,579,820
     230,450      Viad Corp....................................       6,394,988
      35,400      Wallace Computer Service.....................         840,750
                                                                ---------------
                                                                     71,886,883
                                                                ---------------
                  CHEMICALS--2.0%
     105,500      Cuno, Inc....................................       2,281,437
      46,200      General Chemical Group.......................       1,282,050
      44,800      M.A. Hanna Co................................         820,400
      31,600      Mississippi Chemical.........................         519,425
     217,030      Monsanto Co..................................      12,126,551
      29,500      Scotts Co....................................       1,098,875
     160,065      Solutia, Inc. (c)............................       4,591,865
                                                                ---------------
                                                                     22,720,603
                                                                ---------------
                  COMMUNICATION--0.2%
      32,475      Ascend Communications. (c)...................       1,609,542
                                                                ---------------
                  COMMUNICATION SERVICES--0.9%
      78,730      Cox Communications (c).......................       3,813,484
      66,845      General Instrument Corp. (c).................       1,817,348
      62,605      Tele-Communications, Inc., New...............       2,429,857
     114,980      Western Wireless.............................       2,292,414
                                                                ---------------
                                                                     10,353,103
                                                                ---------------
                  COMPUTER SOFTWARE &
                  SERVICES--1.4%
      46,700      American Management Systems..................       1,398,081
      80,750      Computer Sciences Corp., Rights (c)..........       5,168,000
      83,900      National Computer Systems....................       2,013,600
      45,000      Nichols Research Corp........................       1,229,063
      76,070      PeopleSoft, Inc. (c).........................       3,575,290
      92,400      PLATINUM Technology (c)......................       2,639,175
                                                                ---------------
                                                                     16,023,209
                                                                ---------------
                  COMPUTERS & BUSINESS EQUIPMENT--0.6%
      99,700      Digi International (c).......................       2,018,925
      42,900      FORE Systems (c).............................       1,136,850
      71,600      Komag, Inc. (c)..............................         382,612
      41,200      Micron Electronics (c).......................         496,975
      64,200      Telxon Corp..................................       2,078,475
      50,700      Xircom, Inc..................................         789,019
                                                                ---------------
                                                                      6,902,856
                                                                ---------------
                  CONGLOMERATES--0.6%
     159,500      Cendant Corp. (c)............................       3,329,563
      59,555      TYCO International, Ltd......................       3,751,965
                                                                ---------------
                                                                      7,081,528
                                                                ---------------
                  CONSTRUCTION EQUIPMENT--0.3%
      95,400      Regal Beloit Corp............................       2,718,900
                                                                ---------------
                  CONSUMER GOODS & SERVICES--1.3%
     230,000      NIKE, Inc., Class B..........................      11,198,125
      93,594      Outdoor Systems (c)..........................       2,620,632
      76,100      Stride Rite Corp., (Rights)..................       1,146,256
                                                                ---------------
                                                                     14,965,013
                                                                ---------------
                  DRUGS & HEALTH CARE--8.5%
      56,100      Allegiance Corp..............................       2,875,125
     108,460      ALZA Corp. (c)...............................       4,690,895
      44,700      Biovail Corporation International (c)........       1,430,400
      37,900      Bristol-Myers Squibb.........................       4,356,131
      36,825      Centocor, Inc. (c)...........................       1,334,906
     380,000      Columbia/HCA Healthcare......................      11,067,500
      86,900      DENTSPLY International.......................       2,172,500
     120,305      Eli Lilly....................................       7,947,649
      57,100      Genesis Health Ventures (c)..................       1,427,500
      44,000      Health Care & Retirement (c).................       1,735,250
      52,300      Medtronic, Inc. (c)..........................       3,334,125
      13,675      Merck & Co...................................       1,829,031
       1,600      Novartis AG..................................       2,666,843
      78,045      Omnicare, Inc................................       2,975,466
     192,670      Pfizer, Inc..................................      20,940,821
      73,900      PharMerica, Inc. (c).........................         891,419
     144,600      PhyCor, Inc. (c).............................       2,394,937
           1      SmithKline Beecham PLC.......................              12
      28,000      Sola International, Inc. (c).................         915,250
      38,600      Trigon Healthcare, Inc.......................       1,396,838
       2,110      United States Surgical Corp..................          96,269
     274,600      Warner-Lambert Co............................      19,050,375
                                                                ---------------
                                                                     95,529,242
                                                                ---------------
                  ELECTRIC--1.2%
      47,400      AVX Corp.....................................         761,363
      46,600      Berg Electronics (c).........................         911,612
      61,100      DSP Group (c)................................       1,206,725
     104,400      General Electric Co..........................       9,500,400
      28,000      Millipore Corp...............................         763,000
                                                                ---------------
                                                                     13,143,100
                                                                ---------------
                  ELECTRIC UTILITIES--0.3%
      25,700      Commonwealth Energy Systems..................         970,175
      80,000      Rochester Gas and Electric Corp..............       2,555,000
                                                                ---------------
                                                                      3,525,175
                                                                ---------------
                  ELECTRONICS--1.6%
      45,400      Alliant Techsystems..........................       2,871,550
      50,700      Alpha Industries.............................         757,331
      72,000      Bell & Howell (c)............................       1,858,500
      56,400      California Microwave (c).....................         987,000
      78,300      Cirrus Logic (c).............................         871,088
      18,000      EG&G, Inc....................................         540,000
      47,600      Exar Corp....................................         999,600
     103,200      Integrated Device Technology (c).............         738,525
     109,775      Maxim Integrated Products (c)................       3,478,495
     136,300      Sensormatic Electronics Corp.................       1,908,200
      28,725      Tellabs, Inc. (c)............................       2,057,428
      48,670      Vishay Intertechnology.......................         873,018
                                                                ---------------
                                                                     17,940,735
                                                                ---------------
                  ENTERTAINMENT--0.8%
     283,115      CBS Corp.....................................       8,988,901
                                                                ---------------
                  FINANCE--2.2%
      64,750      Beneficial Corp..............................       9,918,891
     153,200      Green Tree Financial.........................       6,558,875
      36,400      Hartford Financial Services Group............       4,163,250
      53,762      SLM Holding Corp.............................       2,634,338
      43,700      UST Corp.....................................       1,158,050
                                                                ---------------
                                                                     24,433,404
                                                                ---------------
                  FINANCIAL SERVICES--3.1%
      76,000      AMRESCO, Inc.................................       2,213,500
     145,034      Associates First Capital.....................      11,149,489
      59,125      Capital One Financial........................       7,342,586
     111,200      DVI, Inc. (c)................................       2,835,600
      50,100      Financial Federal (c)                               1,343,306
      84,300      Franchise Mortgage Acceptance (c)............       2,197,069
      16,200      Heller Financial, Inc.                                486,000
      58,500      Household International......................       2,910,375
     131,100      Unicapital Corp..............................       2,507,287
      52,700      Webster Financial Corp.......................       1,752,275
                                                                ---------------
                                                                     34,737,487
                                                                ---------------
                  FOOD & BEVERAGES--4.2%
     107,275      Coca-Cola Enterprises........................       4,210,544
      35,500      Dean Foods...................................       1,950,281
      23,700      Earthgrains Co...............................       1,324,237
     225,000      H.J. Heinz Co................................      12,628,125
      65,600      International Multifoods.....................       1,804,000
      27,300      Keebler Foods Co.............................         750,750
     220,000      Nabisco Holdings.............................       7,933,750
     261,790      Raison Tehtaat...............................       4,728,512
      28,925      Ralston Purina Co............................       3,378,802
      65,450      Sara Lee Corp................................       3,661,109
      50,000      Vlasic Foods International, Inc..............       1,006,250
      98,700      Weider Nutrition International, Inc..........       1,677,900
      89,300      Whitman Corp.................................       2,048,319
                                                                ---------------
                                                                     47,102,579
                                                                ---------------
                  FREIGHT TRANSPORTATION--0.1%
      39,700      US Freightways Corp..........................       1,303,897
                                                                ---------------
                  GAS & PIPELINE UTILITIES--0.6%
      73,200      Eastern Enterprises..........................       3,138,450
      50,500      Public Service North Carolina, Inc...........       1,098,375
      77,200      WPS Resources Corp...........................       2,533,125
                                                                ---------------
                                                                      6,769,950
                                                                ---------------
                  GOVERNMENT AGENCIES--1.4%
     264,450      Federal National Mortgage Association........      16,065,337
                                                                ---------------
                  HEALTH CARE -- MEDICAL TECHNOLOGY--0.7%
     115,950      Conmed Corp. (c).............................       2,666,850
      65,300      Invacare Corp................................       1,673,313
      43,860      Sofamor/Danek Group, Inc.....................       3,796,631
                                                                ---------------
                                                                      8,136,794
                                                                ---------------
                  HEALTH CARE -- SERVICES--0.6%
      46,700      Alternative Living Services..................       1,260,900
      81,300      HealthPlan Services..........................       1,422,750
      79,200      Sierra Health Services, Inc. (c).............       1,994,850
      80,773      Vitalink Pharmacy Services, Inc..............       1,782,054
                                                                ---------------
                                                                      6,460,554
                                                                ---------------
                  HOUSEHOLD APPLIANCES & HOME FURNISHINGS--1.1%
      69,600      Furniture Brands International...............       1,953,150
      71,600      Hussmann International.......................       1,329,075
      82,500      MascoTech, Inc...............................       1,980,000
      50,050      Maytag Corp..................................       2,471,219
      79,600      Newell Co....................................       3,965,075
                                                                ---------------
                                                                     11,698,519
                                                                ---------------
                  HOME BUILDERS--0.3%
     111,900      Champion Enterprises.........................       3,287,063
                                                                ---------------
                  HOTELS & RESTAURANTS--1.0%
      36,100      Cracker Barrel Old Country...................       1,146,175
     201,500      Hilton Hotels................................       5,742,750
     173,000      Mirage Resorts (c)...........................       3,687,062
                                                                ---------------
                                                                     10,575,987
                                                                ---------------
                  HOUSEHOLD PRODUCTS--3.4%
     229,500      Black & Decker Corp..........................      13,999,500
      42,900      Colgate-Palmolive............................       3,775,200
     221,550      Dial Corp....................................       5,746,453
      95,600      Gillette Co..................................       5,419,325
      32,817      Hunter Douglas...............................       1,783,928
      98,000      Premark International........................       3,160,500
      47,600      Procter & Gamble.............................       4,334,575
                                                                ---------------
                                                                     38,219,481
                                                                ---------------
                  HOUSING & BUILDING MATERIALS--0.2%
      76,600      Giant Cement Holding, Inc....................       2,192,675
                                                                ---------------
                  INDUSTRIAL MACHINERY--0.7%
      46,700      Chart Industries.............................       1,114,963
      64,100      Cognex Corp. (c).............................       1,185,850
      55,700      Crane Co.....................................       2,704,931
      54,200      Pentair, Inc.................................       2,303,500
                                                                ---------------
                                                                      7,309,244
                                                                ---------------
                  INSURANCE--3.3%
       6,800      Allstate Corp................................         622,625
      53,000      Capital Re...................................       3,796,125
      16,900      ChoicePoint, Inc. (c)........................         855,563
      64,900      Conseco, Inc.................................       3,034,075
     121,450      Everest Reinsurance Holdings.................       4,668,234
      18,600      Horace Mann Educators........................         641,700
      67,050      Marsh & McLennan.............................       4,052,334
      27,025      Progressive Corp.............................       3,810,525
      86,100      Protective Life Corp.........................       3,158,794
      63,200      Reinsurance Group America, Inc...............       3,736,700
     136,500      Reliance Group Holdings, Inc.................       2,388,750
     115,020      UNUM Corp....................................       6,383,610
                                                                ---------------
                                                                     37,149,035
                                                                ---------------
                  LEISURE--0.3%
     113,500      Grand Casinos (c)............................       1,901,125
      13,300      Walt Disney Co...............................       1,397,331
                                                                ---------------
                                                                      3,298,456
                                                                ---------------
                  LIQUOR--1.0%
     239,500      Anheuser-Busch Cos...........................      11,301,406
                                                                ---------------
                  METAL--0.1%
     125,300      Agnico Eagle Mines, Ltd......................         689,150
      47,500      Lone Star Technologies (c)...................         724,375
                                                                ---------------
                                                                      1,413,525
                                                                ---------------
                  MINING--0.7%
     448,000      De Beers Centenary AG (ADR)..................       7,840,000
                                                                ---------------
                  MISCELLANEOUS--0.5%
      30,280      Amazon.Com, Inc..............................       3,020,430
     110,500      Inprise Corp.................................         814,937
      38,000      Oce NV.......................................       1,618,891
                                                                ---------------
                                                                      5,454,258
                                                                ---------------
                  MORTGAGE--0.3%
     210,400      Imperial Credit Commercial Mortgage..........       2,748,350
                                                                ---------------
                  NEWSPAPERS--1.2%
     200,000      Knight-Ridder, Inc...........................      11,012,500
     101,800      News Corp., Ltd., Preferred (ADR)............       2,875,850
                                                                ---------------
                                                                     13,888,350
                                                                ---------------
                  NON-FERROUS METALS--0.1%
      79,400      IMCO Recycling...............................       1,468,900
                                                                ---------------
                  OIL & GAS--0.4%
      89,500      Forcenergy, Inc. (c).........................       1,594,219
      32,700      National-Oilwell, Inc. (c)...................         876,769
     117,675      World Fuel Services Corp.....................       2,037,248
                                                                ---------------
                                                                      4,508,236
                                                                ---------------
                  OIL -- INDEPENDANT PRODUCERS--0.3%
     104,800      Lomak Petroleum..............................       1,093,850
     119,400      Vintage Petroleum, Inc.......................       2,253,675
                                                                ---------------
                                                                      3,347,525
                                                                ---------------
                  OIL SERVICES--0.2%
      84,600      IRI International (c)........................         909,450
      50,100      Key Energy Group (c).........................         657,563
   1,265,341      Ocean Rig ASA................................         941,019
                                                                ---------------
                                                                      2,508,032
                                                                ---------------
                  PAPER--0.3%
      33,600      Chesapeake Corp..............................       1,308,300
      53,250      Fort James...................................       2,369,625
                                                                ---------------
                                                                      3,677,925
                                                                ---------------
                  PETROLEUM SERVICES--0.3%
      22,600      Atwood Oceanics (c)..........................         899,762
      67,400      Plains Resources (c).........................       1,204,775
      15,300      Veritas DGC, Inc.............................         764,044
                                                                ---------------
                                                                      2,868,581
                                                                ---------------
                  PHOTOGRAPHY--0.7%
     210,000      Polaroid Corp................................       7,468,125
                                                                ---------------
                  PUBLISHING--2.7%
     400,000      Dun & Bradstreet.............................      14,450,000
      53,800      Jostens, Inc.................................       1,284,475
     173,292      Time Warner, Inc.............................      14,805,635
                                                                ---------------
                                                                     30,540,110
                                                                ---------------
                  REAL ESTATE INVESTMENT TRUSTS--1.8%
     115,400      American General Hospitality.................       2,452,250
      84,000      Anthracite Capital...........................       1,165,500
     103,200      Brandywine Realty Trust (c)..................       2,309,100
     116,200      Capital Automotive...........................       1,648,588
      92,100      Capstone Capital.............................       2,118,300
     127,300      Koger Equity.................................       2,569,869
      92,200      Liberty Property Trust.......................       2,356,862
      84,200      Mack-Cali Realty.............................       2,894,375
      70,700      Sun Communities, Inc.........................       2,341,937
                                                                ---------------
                                                                     19,856,781
                                                                ---------------
                  RETAIL--3.5%
      36,100      BJ's Wholesale Club (c)......................       1,466,562
      93,400      Burlington Coat Factory......................       2,101,500
      98,800      Circuit City Stores..........................       4,631,250
      78,700      Claire's Stores..............................       1,613,350
      51,475      Costco Companies (c) ........................       3,246,142
      35,100      Family Dollar Stores ........................         649,350
      98,875      Fred Meyer, Inc. (c).........................       4,202,187
     136,500      Heilig-Meyers................................       1,680,656
     131,750      Kmart (c)....................................       2,536,187
     157,900      Lowe's Companies.............................       6,404,819
     300,150      OfficeMax, Inc. (c)..........................       4,952,475
      71,400      Petco Animal Supplies, Inc...................       1,423,538
      45,300      Saks Holdings, Inc. (c)......................       1,251,413
      57,700      United Auto Group, Inc.......................       1,262,188
      24,700      Wet Seal, Inc. (c)...........................         790,400
      25,800      Zale Corp....................................         820,763
                                                                ---------------
                                                                     39,032,780
                                                                ---------------
                  RETAIL -- GROCERY--0.2%
      48,600      Hannaford Brothers...........................       2,138,400
                                                                ---------------
                  SAVINGS & LOAN--2.1%
      53,300      Bank United..................................       2,551,737
      78,737      Commercial Federal...........................       2,490,058
      86,750      Downey Financial.............................       2,835,641
      18,665      First Defiance Financial Corp................         261,310
      35,950      Golden West Financial........................       3,821,934
      63,600      Local Financial Corp.                                 826,800
     252,500      Washington Mutual, Inc.......................      10,967,969
                                                                ---------------
                                                                     23,755,449
                                                                ---------------
                  SERVICES--0.4%
      98,000      Galileo International........................       4,416,125
                                                                ---------------
                  SOFTWARE--4.4%
       6,950      Aspect Development...........................         525,594
     163,985      Cadence Design Systems.......................       5,124,531
      75,050      HBO & Co.....................................       2,645,513
     120,430      Intuit, Inc. (c).............................       7,376,337
      52,940      JDA Software Group (c).......................       2,316,125
     199,345      Microsoft Corp. (c)..........................      21,604,014
     103,400      Midway Games (c).............................       1,615,625
     121,900      Rational Software Corp.......................       1,858,975
      59,375      Sterling Commerce, Inc. (c)..................       2,879,688
      49,600      Veritas Software Co. (c).....................       2,052,200
      43,762      Wind River Systems (c).......................       1,569,962
                                                                ---------------
                                                                     49,568,564
                                                                ---------------
                  STEEL--0.3%
      87,800      Intermet Corp................................       1,591,375
      81,600      Worthington Industries, Inc..................       1,229,100
                                                                ---------------
                                                                      2,820,475
                                                                ---------------
                  TECHNOLOGY--4.2%
      28,940      Analog Devices...............................         710,839
     117,500      Aspen Technology.............................       5,933,750
     115,067      Cisco Systems (c)............................      10,593,356
      47,730      Dell Computer Corp. (c)......................       4,429,941
      93,275      Intel Corp...................................       6,914,009
     363,095      Parametric Technology  Corp. (c).............       9,848,952
      82,147      Pittway Corp.................................       6,068,609
      36,170      Sapient Corp.................................       1,907,967
      29,900      Xylan Corp...................................         891,394
                                                                ---------------
                                                                     47,298,817
                                                                ---------------
                  TELECOMMUNICATION--2.4%
      72,400      Aliant Communications........................       1,986,475
      83,500      Bell Atlantic Corp...........................       3,809,688
     202,000      MCI Communications Corp......................      11,741,250
     337,500      Tele-Communications TCI Group................       6,771,094
     363,511      Telecom Italia S.p.A.........................       2,677,102
         757      United States West, Inc......................          35,584
                                                                ---------------
                                                                     27,021,193
                                                                ---------------
                  TOBACCO--2.3%
     582,600      Philip Morris Cos............................      22,939,875
     125,000      RJR Nabisco Holdings Corp. (c)...............       2,968,750
                                                                ---------------
                                                                     25,908,625
                                                                ---------------
                  TOYS & AMUSEMENTS--1.3%
     339,000      Mattel, Inc..................................      14,343,937
                                                                ---------------
                  TRUCKING & FREIGHT FORWARDING--0.1%
      66,300      Offshore Logistics, Inc......................       1,176,825
                                                                ---------------
                  UTILITIES--0.3%
      52,300      Bec Energy...................................       2,170,450
      36,800      Southern California Water Co.................         998,200
                                                                ---------------
                                                                      3,168,650
                                                                ---------------
                  Total Common Stock (Identified Cost
                     $900,974,905) ............................   1,059,866,678
                                                                ---------------

SHORT TERM INVESTMENTS--5.2%
     FACE
    AMOUNT        DESCRIPTION                                       VALUE (a)
-------------------------------------------------------------------------------
$  8,400,000      Chevron Corp., 5.800%, 7/01/98............... $     8,400,000
  13,593,572      Associates Corp of N.A., 5.950%, 7/01/98.....      13,593,572
   3,100,000      Household Finance Corp., 6.000%, 7/01/98.....       3,100,000
  33,440,000      Repurchase Agreement with State Street Corp.
                   dated 6/30/98 at 5.00% to be repurchased at
                   $33,444,644 on July 1, 1998, collateralized
                   by $25,970,000 U.S. Treasury Bond, 8.125%
                   due 8/15/19, valued at $34,113,725..........      33,440,000
                                                                ---------------
                  Total Short Term Investments
                    (Identified Cost $58,533,572) .............      58,533,572
                                                                ---------------
                  Total Investments--99.7%
                    (Identified Cost $959,508,477) (b) ........   1,118,400,250
                  Other assets less liabilities ...............       3,782,236
                                                                ---------------
                  Total Net Assets--100% ...................... $ 1,122,182,486
                                                                ===============

FORWARD CURRENCY CONTRACTS OUTSTANDING
at June 30, 1998
                                                                  LOCAL          AGGREGATE                            UNREALIZED
                                            DELIVERY             CURRENCY          FACE             TOTAL            APPRECIATION/
                                              DATE                AMOUNT          VALUE            VALUE            (DEPRECIATION)
                                            --------            ---------       ----------       ----------         --------------
Finnish Markka (bought)..............       07/10/98            2,100,000       $  391,171       $  383,356             $(7,815)
Finnish Markka (sold)................       07/10/98            2,709,000          493,443          494,529              (1,086)
Finnish Markka (bought)..............       07/17/98            2,400,000          447,204          438,295              (8,909)
Finnish Markka (sold)................       07/17/98            2,400,000          433,996          438,295              (4,299)
Finnish Markka (bought)..............       07/23/98            2,606,000          473,551          476,078               2,527
Finnish Markka (sold)................       07/23/98            2,606,000          479,441          476,078               3,363
Finnish Markka (bought)..............       07/31/98           17,409,000        3,179,513        3,181,818               2,305
Finnish Markka (sold)................       07/31/98           40,800,000        7,434,502        7,456,958             (22,456)
Finnish Markka (sold)................       08/07/98            3,000,000          540,472          548,512              (8,040)
Finnish Markka (bought)..............       11/04/98              985,000          179,883          180,922               1,039
Finnish Markka (sold)................       11/04/98              985,000          185,849          180,922               4,927
British Pounds (bought)..............       08/07/98              235,000          385,904          391,572               5,668
British Pounds (sold)................       08/07/98              235,000          386,221          391,572              (5,351)
British Pounds (bought)..............       08/13/98               91,000          151,242          151,580                 338
British Pounds (sold)................       08/13/98               91,000          147,056          151,580              (4,524)
British Pounds (bought)..............       08/14/98              710,000        1,167,054        1,182,594              15,540
British Pounds (sold)................       08/14/98              710,000        1,159,714        1,182,594             (22,880)
British Pounds (bought)..............       10/07/98              350,000          572,837          581,184               8,347
British Pounds (sold)................       10/07/98              350,000          580,300          581,184                (884)
Italian Lira (bought)................       07/31/98        3,100,000,000        1,737,703        1,745,030               7,327
Italian Lira (sold)..................       07/10/98        3,100,000,000        1,741,377        1,745,030              (3,653)
Italian Lira (bought)................       08/07/98        1,250,000,000          710,291          703,947              (6,344)
Italian Lira (sold)..................       08/07/98        3,075,000,000        1,706,489        1,731,710             (25,221)
Italian Lira (bought)................       11/12/98          850,000,000          486,562          479,900              (6,662)
Italian Lira (sold)..................       11/12/98        2,500,000,000        1,415,869        1,411,470               4,399
Netherlands Guilder (bought).........       07/02/98            2,500,000        1,239,523        1,218,323             (21,199)
Netherlands Guilder (bought).........       07/10/98            2,600,000        1,278,758        1,279,842               1,084
Netherlands Guilder (sold)...........       07/10/98            2,600,000        1,285,856        1,279,842               6,014
Netherlands Guilder (bought).........       07/17/98            1,700,000          833,259          837,181               3,922
Netherlands Guilder (sold)...........       07/17/98            1,700,000          834,971          837,181              (2,210)
Netherlands Guilder (bought).........       07/31/98              700,000          346,885          345,019              (1,866)
Netherlands Guilder (sold)...........       07/31/98              700,000          345,747          345,019                 728
Swedish Krona (bought)...............       07/17/98            4,650,000          581,460          583,396               1,936
Swedish Krona (sold).................       07/17/98            4,650,000          582,415          583,396                (981)
Swedish Krona (bought)...............       08/07/98              400,000           49,833           50,227                 394
Swedish Krona (sold).................       08/07/98              400,000           49,986           50,227                (241)
Swedish Krona (bought)...............       08/14/98              950,000          119,026          119,321                 295
Swedish Krona (sold).................       08/14/98              950,000          118,701          119,321                (620)
                                                                                                                       --------
                                                                                                                       $(85,088)
                                                                                                                       ========

(a) See Note 1a of Notes to Financial Statements.
(b) Federal Tax Information:
    At June 30, 1998 the net unrealized appreciation on investments based on cost of $959,508,477 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax
    cost ..................................................................................................        $198,143,287
    Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over
    value .................................................................................................         (39,251,514)
                                                                                                                   ------------
    Net unrealized appreciation ..............................................                                     $158,891,773
                                                                                                                   ============
(c) Non-income producing security.

ADR An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

                See accompanying notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------
June 30, 1998
(unaudited)

ASSETS
  Investments at value (Identified cost $959,508,477) ....                   $1,118,400,250
  Cash ...................................................                          104,802
  Foreign cash at value (Identified cost $6,233) .........                            6,197
  Receivable for:
    Fund shares sold .....................................                        1,651,757
    Securities sold ......................................                        8,199,407
    Accrued dividends and interest .......................                        1,037,584
    Tax reclaims .........................................                           26,373
  Prepaid registration expense ...........................                           22,500
  Unamortized organization expense .......................                           41,675
                                                                             --------------
                                                                              1,129,490,545
LIABILITIES
    Securities purchased .................................  $3,404,083
    Open forward currency contracts - net ................      85,088
    Fund shares redeemed .................................   2,639,316
    Management fees ......................................     937,892
    Deferred trustees' fees ..............................      16,169
    Accounting and administrative ........................      16,752
    Other ................................................     208,759
                                                            ----------
                                                                                  7,308,059
                                                                             --------------
NET ASSETS ...............................................                   $1,122,182,486
                                                                             ==============
  Net Assets consist of:
    Capital paid in ......................................                   $  874,857,647
    Undistributed net investment loss ....................                       (3,052,570)
    Accumulated net realized gains .......................                       91,571,387
    Unrealized appreciation on investments, and foreign
      currency transactions ...............................                      158,806,022
                                                                             --------------
NET ASSETS ...............................................                   $1,122,182,486
                                                                             ==============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($458,472,117 divided by 22,137,891 shares of beneficial
  interest) ..............................................                           $20.71
                                                                                     ======
Offering price per share (100/94.25 of $20.71) ...........                           $21.97*
                                                                                     ======
Net asset value and offering price of Class B shares
  ($518,084,121 divided by 25,871,046 shares of beneficial
  interest) ..............................................                           $20.03**
                                                                                     ======
Net asset value and offering price of Class C shares
  ($103,471,381 divided by 5,163,174 shares of beneficial
  interest) ..............................................                           $20.04**
                                                                                     ======
Net asset value, offering and redemption price of
  Class Y shares ($42,154,867 divided by 2,006,267 shares
  of beneficial interest) ................................                           $21.01
                                                                                     ======

 * Based upon single purchases of less than $50,000. Reduced sales charges apply for purchases in excess of this amount.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

                             STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
Six Months Ended June 30, 1998
(unaudited)

INVESTMENT INCOME
  Dividends ..............................................                        $  5,703,638(a)
  Interest ...............................................                           1,947,588
                                                                                  ------------
                                                                                     7,651,226
  Expenses
    Management fees ......................................     $  5,609,412
    Service fees - Class A ...............................          550,075
    Service and distribution fees - Class B ..............        2,466,508
    Service and distribution fees - Class C ..............          495,890
    Trustees' fees and expenses ..........................           29,117
    Accounting and administrative ........................           82,292
    Custodian ............................................          251,996
    Transfer agent .......................................        1,081,627
    Audit and tax services ...............................           22,995
    Legal ................................................           36,333
    Printing .............................................          122,300
    Registration .........................................           89,260
    Amortization of organization expenses ................           16,450
    Miscellaneous ........................................           12,301
                                                               ------------
  Total expenses .........................................                          10,866,556
                                                                                  ------------
  Net investment loss ....................................                          (3,215,330)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY TRANSACTIONS
  Realized gain on:
    Investments - net ....................................       79,096,105
    Foreign currency transactions - net ..................          154,843
    Total realized gain on investments and foreign
      currency transactions ..............................       79,250,948
                                                               ------------
  Unrealized appreciation (depreciation) on:
    Investments - net ....................................       61,681,559
    Foreign currency transactions - net ..................          (98,255)
                                                               ------------
    Total unrealized appreciation on investments and
      foreign currency
      transactions .......................................       61,583,304
                                                               ------------
    Net gain on investment transactions ..................                         140,834,252
                                                                                  ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...............                        $137,618,922
                                                                                  ============

(a) Net of foreign taxes of : $46,628

                See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
(unaudited)

                                                                                    SIX MONTHS
                                                               YEAR ENDED              ENDED
                                                              DECEMBER 31,            JUNE 30,
                                                                  1997                 1998
                                                             --------------       --------------
FROM OPERATIONS
  Net investment loss .................................      $   (5,022,287)      $   (3,215,330)
  Net realized gain on investments and foreign currency
    transactions ......................................         180,780,558           79,250,948
  Unrealized appreciation (depreciation) on investments
    and foreign
    currency transactions .............................         (10,460,445)          61,583,304
                                                             --------------       --------------
  Increase in net assets from operations ..............         165,297,826          137,618,922
                                                             --------------       --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gain on investments
    Class A ...........................................         (71,019,226)                   0
    Class B ...........................................         (80,282,014)                   0
    Class C ...........................................         (16,094,369)                   0
    Class Y ...........................................          (5,967,515)                   0
                                                             --------------       --------------
                                                               (173,363,124)                   0
                                                             --------------       --------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS ..................................         204,607,502          (25,825,924)
                                                             --------------       --------------
  Total increase in net assets ........................         196,542,204          111,792,998
NET ASSETS
  Beginning of the period .............................         813,847,284        1,010,389,488
                                                              -------------        -------------
  End of the period ...................................      $1,010,389,488       $1,122,182,486
                                                             ==============       ==============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  End of the period ...................................      $      162,760       $   (3,052,570)
                                                             ==============       ==============


                See accompanying notes to financial statements.

                                                       FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------

(unaudited)
                                                                                     CLASS A
                                                --------------------------------------------------------------------------------
                                                JULY 7, 1994(a)                                                       SIX MONTHS
                                                   THROUGH         YEAR ENDED       YEAR ENDED         YEAR ENDED         ENDED
                                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,       DECEMBER 31,      JUNE 30,
                                                    1994              1995             1996               1997           1998
                                                 ---------         ---------         ---------         ---------      ----------
Net Asset Value, Beginning of Period ........    $   12.50         $   13.25         $   16.78         $   18.18       $   18.17
                                                 ---------         ---------         ---------         ---------       ---------
Income From Investment Operations
Net Investment Income (Loss) ................         0.05              0.00             (0.06)(e)         (0.02)(e)       (0.02)
Net Realized and Unrealized Gain
  (Loss) on Investments .....................         0.75              4.52              3.17              3.62            2.56
                                                 ---------         ---------         ---------         ---------       ---------
Total From Investment Operations ............         0.80              4.52              3.11              3.60            2.54
                                                 ---------         ---------         ---------         ---------       ---------
Less Distributions Dividends From Net
  Investment Income .........................        (0.05)             0.00              0.00              0.00            0.00
Distributions From Net Realized
  Capital Gains .............................         0.00             (0.99)            (1.71)            (3.61)           0.00
                                                 ---------         ---------         ---------         ---------       ---------
Total Distributions .........................        (0.05)            (0.99)            (1.71)            (3.61)           0.00
                                                 ---------         ---------         ---------         ---------       ---------

Net Asset Value, End of Period ..............    $   13.25         $   16.78         $   18.18         $   18.17       $   20.71
                                                 =========         =========         =========         =========       =========
Total Return (%)(c) .........................          6.4              34.4              19.0              20.2            14.0
Ratio of Operating Expenses to Average Net
   Assets(%) (d) ............................         1.94(b)           1.82              1.68              1.66            1.62(b)
Ratio of Net Investment Income to Average Net
  Assets (%) ................................         1.06(b)          (0.33)            (0.36)            (0.14)          (0.19)(b)
Portfolio Turnover Rate (%) .................          100               142               127               168              98(b)
Net Assets, End of Period (000) .............    $  91,218         $ 223,596         $ 348,573         $ 416,938       $ 458,472

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(d) The ratio of operating expenses to average net assets, without giving effect to the voluntary fee waiver in effect through
    December 31, 1994, would have been 1.98% for period ended December 31, 1994.
(e) Per share net investment loss has been calculated using the average shares outstanding during the year.


                See accompanying notes to financial statements.

                                                 FINANCIAL HIGHLIGHTS - continued
---------------------------------------------------------------------------------------------------------------------------------

(unaudited)

                                                                                     CLASS B
                                                --------------------------------------------------------------------------------
                                                JULY 7, 1994(a)                                                       SIX MONTHS
                                                   THROUGH         YEAR ENDED       YEAR ENDED         YEAR ENDED         ENDED
                                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,       DECEMBER 31,      JUNE 30,
                                                    1994              1995             1996               1997           1998
                                                 ---------         ---------         ---------         ---------      ----------
Net Asset Value, Beginning of Period ........    $   12.50         $   13.23         $   16.63         $   17.86      $   17.63
                                                 ---------         ---------         ---------         ---------      ---------
Income From Investment Operations
Net Investment Income (Loss) ................         0.02              0.00             (0.20)(e)         (0.17)(e)      (0.16)
Net Realized and Unrealized Gain (Loss) on
  Investments ...............................         0.73              4.39              3.14              3.55           2.56
                                                 ---------         ---------         ---------         ---------      ---------
Total From Investment Operations ............         0.75              4.39              2.94              3.38           2.40
                                                 ---------         ---------         ---------         ---------      ---------
Less Distributions
Dividends From Net Investment Income ........        (0.02)             0.00              0.00              0.00           0.00
Distributions From Net Realized Capital
  Gains .....................................         0.00             (0.99)            (1.71)            (3.61)          0.00
                                                 ---------         ---------         ---------         ---------      ---------
Total Distributions .........................        (0.02)            (0.99)            (1.71)            (3.61)          0.00
                                                 ---------         ---------         ---------         ---------      ---------
Net Asset Value, End of Period ..............    $   13.23         $   16.63         $   17.86         $   17.63      $   20.03
                                                 =========         =========         =========         =========      =========
Total Return (%)(c) .........................          6.0              33.4              18.1              19.3           13.6
Ratio of Operating Expenses to Average
  Net Assets (%) (d) ........................         2.69(b)           2.57              2.43              2.41           2.37(b)
Ratio of Net Investment Income to Average Net
  Assets (%) ................................         0.31(b)          (1.08)            (1.11)            (0.89)         (0.94)(b)
Portfolio Turnover Rate (%) .................          100               142               127               168             98(b)
Net Assets, End of Period (000) .............    $  72,889         $ 220,017         $ 366,314         $ 462,034      $ 518,084

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(d) The ratio of operating expenses to average net assets, without giving effect to the voluntary fee waiver in effect through
    December 31, 1994, would have been 2.75% for period ended December 31, 1994.
(e) Per share net investment loss has been calculated using the average shares outstanding during the year.


                See accompanying notes to financial statements.

                                                 FINANCIAL HIGHLIGHTS - continued
---------------------------------------------------------------------------------------------------------------------------------

(unaudited)

                                                                                     CLASS C
                                                --------------------------------------------------------------------------------
                                                JULY 7, 1994(a)                                                       SIX MONTHS
                                                   THROUGH         YEAR ENDED       YEAR ENDED         YEAR ENDED        ENDED
                                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,       DECEMBER 31,      JUNE 30,
                                                    1994              1995             1996               1997           1998
                                                 ---------         ---------         ---------         ---------      ----------
Net Asset Value, Beginning of Period ........    $   12.50         $   13.24         $   16.65         $   17.87      $   17.64
                                                 ---------         ---------         ---------         ---------      ---------

Income From Investment Operations
Net Investment Income (Loss) ................         0.02              0.00             (0.20)(e)         (0.17)(e)      (0.16)
Net Realized and Unrealized Gain (Loss) on
  Investments ...............................         0.74              4.40              3.13              3.55           2.56
                                                 ---------         ---------         ---------         ---------      ---------
Total From Investment Operations ............         0.76              4.40              2.93              3.38           2.40
                                                 ---------         ---------         ---------         ---------      ---------
Less Distributions
Dividends From Net Investment Income ........        (0.02)             0.00              0.00              0.00           0.00
Distributions From Net Realized
  Capital Gains .............................         0.00             (0.99)            (1.71)            (3.61)          0.00
                                                 ---------         ---------         ---------         ---------      ---------
Total Distributions .........................        (0.02)            (0.99)            (1.71)            (3.61)          0.00
                                                 ---------         ---------         ---------         ---------      ---------

Net Asset Value, End of Period ..............    $   13.24         $   16.65         $   17.87         $   17.64      $   20.04
                                                 =========         =========         =========         =========      =========
Total Return (%) (c) ........................          6.0              33.4              18.0              19.3           13.6
Ratio of Operating Expenses to Average Net
  Assets(%) (d) .............................         2.69(b)           2.57              2.43              2.41           2.37(b)
Ratio of Net Investment Income to Average Net
  Assets (%) ................................         0.31(b)          (1.08)            (1.11)            (0.89)         (0.94)(b)
Portfolio Turnover Rate (%) .................          100               142               127               168             98(b)
Net Assets, End of Period (000) .............    $  20,096         $  45,672         $  80,312         $  94,412      $ 103,471

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not computed on an annualized basis.
(d) The ratio of operating expenses to average net assets, without giving effect to the voluntary fee waiver in effect through
    December 31, 1994, would have been 2.75% for period ended December 31, 1994.
(e) Per share net investment loss has been calculated using the average shares outstanding during the year.


                See accompanying notes to financial statements.

                                                FINANCIAL HIGHLIGHTS - continued
--------------------------------------------------------------------------------------------------------------------------------
(unaudited)

                                                                                     CLASS Y
                                                --------------------------------------------------------------------------------
                                                JULY 7, 1994(a)                                                       SIX MONTHS
                                                   THROUGH         YEAR ENDED       YEAR ENDED         YEAR ENDED         ENDED
                                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,       DECEMBER 31,      JUNE 30,
                                                    1994              1995             1996               1997           1998
                                                 ---------         ---------         ---------         ---------      ----------
Net Asset Value, Beginning of Period ........    $   13.59         $   13.24         $   16.83         $   18.33      $   18.41
                                                 ---------         ---------         ---------         ---------      ---------
Income From Investment Operations
Net Investment Income (Loss) ................         0.06              0.00             (0.02)(e)          0.03(e)        0.04
Net Realized and Unrealized Gain (Loss) on
  Investments ...............................        (0.35)             4.58              3.23              3.66           2.56
                                                 ---------         ---------         ---------         ---------      ---------
Total From Investment Operations ............        (0.29)             4.58              3.21              3.69           2.60
                                                 ---------         ---------         ---------         ---------      ---------
Less Distributions
Dividends From Net Investment Income ........        (0.06)             0.00              0.00              0.00           0.00
Distributions From Net Realized
  Capital Gains .............................         0.00             (0.99)            (1.71)            (3.61)          0.00
                                                 ---------         ---------         ---------         ---------      ---------
Total Distributions .........................        (0.06)            (0.99)            (1.71)            (3.61)          0.00
                                                 ---------         ---------         ---------         ---------      ---------
Net Asset Value, End of Period ..............    $   13.24         $   16.83         $   18.33         $   18.41      $   21.01
                                                 =========         =========         =========         =========      =========
Total Return (%) (c) ........................         (2.1)             34.8              19.6              20.5           14.1
Ratio of Operating Expenses to  Average
   Net Assets (%) (d) .......................         1.79(b)           1.57              1.43              1.41           1.37(b)
Ratio of Net Investment Income
  to Average Net Assets (%) .................         2.26(b)          (0.08)            (0.11)             0.11           0.06(b)
Portfolio Turnover Rate (%) .................          100               142               127               168             98(b)
Net Assets, End of Period (000) .............    $     196         $   5,569         $  18,649         $  37,006      $  42,155

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Periods less than one year are not computed on an annualized basis.
(d) The ratio of operating expenses to average net assets, without giving effect to the voluntary fee waiver in effect through
    December 31, 1994, would have been 1.90% for period ended December 31, 1994.
(e) Per share net investment loss has been calculated using the average shares outstanding during the year.


                See accompanying notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
June 30, 1998
(unaudited)


1. The Fund is a series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. The Fund seeks long term growth of capital. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay front end sales charges and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or service and distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser, and the respective subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Fund learns of the dividend and interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. Dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. Dollars are translated into U.S. Dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. Dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." This amount represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

All contracts are "marked-to-market" daily at the applicable translation rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

D. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs and foreign currency transactions for book and tax purposes. Permanent book and tax basis differences will result in reclassification to capital accounts.

F. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. Each subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

G. ORGANIZATION EXPENSE. Costs incurred in fiscal 1994 in connection with the Fund's organization and registration, amounting to approximately $165,000 in the aggregate, were paid and are being amortized by the Fund over 60 months.

2. PURCHASES AND SALES OF SECURITIES For the six months ended June 30, 1998 purchases and sales of securities (excluding short-term investments) were $493,379,571 and $515,779,587, respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its adviser, New England Funds Management, L.P. ("NEFM"), at the annual rate of 1.05% on the first $1 billion of the Fund's average daily net assets and 1.00% of such assets in excess of $1 billion. NEFM pays the Fund's investment Subadvisers, Founders Asset Management, Inc., Harris Associates, Janus Capital Corporation and Loomis, Sayles & Company, L.P. (the "Subadvisers") as follows: Founders Asset Management, Inc., and Loomis, Sayles & Company, L.P. at the annual rate of 0.55% of the first $50 million of the average daily net assets of the segment of the Fund that the Subadviser manages, 0.50% of the next $200 million and 0.475% of such assets in excess of $250 million. NEFM pays Harris Associates at the annual rate of 0.65% of the first $50 million of the average daily net assets of the segment of the Fund that the subadviser manages, 0.60% of the next $50 million and 0.55% of such assets in excess of $100 million. NEFM pays Janus Capital Corporation at the annual rate of 0.55% of the first $50 million of average daily net assets, and 0.50% of such assets in excess of $50 million. Certain officers and directors of the Adviser are also officers or trustees of the Fund. NEFM, Harris Associates and Loomis, Sayles & Company, L.P. are wholly owned subsidiaries of Nvest Companies, L.P.("Nvest"), which is a subsidiary of Metropolitan Life Insurance Company ("MetLife").

Fees retained by NEFM and paid to each Subadviser under the management agreement in effect during the six months ended June 30, 1998 are as follows:

   $2,802,895                  NEFM
      706,100                  Harris Associates
      734,816                  Founders Asset Management, Inc.
      654,014                  Janus Capital Corporation
      711,587                  Loomis, Sayles & Company, L.P.
   ----------
   $5,609,412
   ==========

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund, and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the six months ended June 30, 1998, these expenses amounted to $82,292 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds Service Corporation ("NEFSCO") is the transfer and shareholder servicing agent for the Fund. For the six months ended June 30, 1998, the Fund paid NEFSCO $861,726 as compensation for its services in that capacity. For the six months ended June 30, 1998, the Fund received $11,231 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1998, the Fund paid New England Funds $550,075 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays New England Funds monthly service fees at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1998 the Fund paid New England Funds $616,627 and $123,972 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plan, the Fund pays New England Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 1998, the Fund paid New England Funds $1,849,881 and $371,918 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the six months ended June 30, 1998 amounted to $1,356,871.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of New England Funds, NEFSCO, Nvest, NEFM or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                       $6,049
Meeting Fee                                              159/meeting
Annual Committee Member Retainer                         907
Annual Committee Chairman Retainer                       605

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES At June 30, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y capital stock. Transactions in capital shares were as follows:

                                                YEAR ENDED                        SIX MONTHS ENDED
                                             DECEMBER 31, 1997                      JUNE 30, 1998
                                    -----------------------------------  -----------------------------------
CLASS A                                  SHARES            AMOUNT             SHARES            AMOUNT
-------                             ---------------   ----------------   ---------------   ----------------
Shares sold ......................       11,237,845       $216,916,475         1,724,028      $  34,160,113
Shares issued in connection with the
 reinvestment of:
  Distributions from net realized
    gain ...........................      3,794,070         69,274,984                 0                  0
                                         ----------       ------------        ----------       ------------
                                         15,031,915        286,191,459         1,724,028         34,160,113
Shares repurchased ...............      (11,253,282)      (216,169,035)       (2,538,866)       (50,095,063)
                                         ----------       ------------        ----------       ------------
Net increase (decrease) ..........        3,778,633       $ 70,022,424          (814,838)      $(15,934,950)
                                         ----------       ------------        ----------       ------------

                                                YEAR ENDED                        SIX MONTHS ENDED
                                             DECEMBER 31, 1997                      JUNE 30, 1998
                                    -----------------------------------  -----------------------------------
CLASS B                                  SHARES            AMOUNT             SHARES            AMOUNT
-------                             ---------------   ----------------   ---------------   ----------------
Shares sold ......................        4,908,106       $ 89,778,147         2,024,225       $ 38,756,391
Shares issued in connection with the
 reinvestment of:
  Distributions from net realized
    gain .........................        4,286,660         76,148,745                 0                  0
                                         ----------       ------------        ----------       ------------
                                          9,194,766        165,926,892         2,024,225         38,756,391
Shares repurchased ...............       (3,497,668)       (65,093,904)       (2,360,664)       (45,121,959)
                                         ----------       ------------        ----------       ------------
Net increase (decrease) ..........        5,697,098       $100,832,988          (336,439)      $ (6,365,568)
                                         ----------       ------------        ----------       ------------

                                                YEAR ENDED                        SIX MONTHS ENDED
                                             DECEMBER 31, 1997                      JUNE 30, 1998
                                    -----------------------------------  -----------------------------------
CLASS C                                  SHARES            AMOUNT             SHARES            AMOUNT
-------                             ---------------   ----------------   ---------------   ----------------
Shares sold ......................        1,933,560       $ 35,540,097           715,864       $ 13,590,102
Shares issued in connection with the
 reinvestment of:
  Distributions from net realized
    gain .........................          877,348         15,592,950                 0                  0
                                         ----------       ------------        ----------       ------------
                                          2,810,908         51,133,047           715,864         13,590,102
Shares repurchased ...............       (1,953,987)       (36,192,030)         (903,951)       (17,080,944)
                                         ----------       ------------        ----------       ------------
Net increase (decrease) ..........          856,921       $ 14,941,017          (188,087)      $ (3,490,842)
                                         ----------       ------------        ----------       ------------

                                                YEAR ENDED                        SIX MONTHS ENDED
                                             DECEMBER 31, 1997                      JUNE 30, 1998
                                    -----------------------------------  -----------------------------------
CLASS Y                                  SHARES            AMOUNT             SHARES            AMOUNT
-------                             ---------------   ----------------   ---------------   ----------------
Shares sold ......................        1,010,270       $ 19,247,891           316,436       $  6,301,802
Shares issued in connection with the
 reinvestment of:
  Distributions from net realized
    gain .........................          322,823          5,967,509                 0                  0
                                         ----------       ------------        ----------       ------------
                                          1,333,093         25,215,400           316,436          6,301,802
Shares repurchased ...............         (340,009)        (6,404,327)         (320,686)        (6,336,366)
                                         ----------       ------------        ----------       ------------
Net increase (decrease) ..........          993,084         18,811,073            (4,250)           (34,564)
                                         ----------       ------------        ----------       ------------
Increase (decrease) derived from
  capital shares transactions ....       11,325,736       $204,607,502        (1,343,614)      $(25,825,924)
                                         ==========       ============        ==========       ============

     SUPPLEMENT DATED AUGUST 3, 1998 TO THE MAY 1, 1998 PROSPECTUSES FOR NEW ENGLAND STAR FUNDS CLASS A, B AND C (AS SUPPLEMENTED JULY 15, 1998)
                     AND NEW ENGLAND STOCK FUNDS CLASS Y

FOR NEW ENGLAND STAR WORLDWIDE FUND

CHANGE IN PORTFOLIO MANAGERS
Oscar Castro and John Boich of Montgomery have assumed day-to-day responsibility for the management of the Montgomery segment of the New England Star Worldwide Fund. Messrs. Castro and Boich are each a Senior Portfolio Manager and Principal of Montgomery and each has been employed by Montgomery since 1993. They have co-managed Montgomery's Global Opportunities Fund since its inception on September 30, 1993.

CHANGE IN INVESTMENT STRATEGY
The paragraph regarding Montgomery in the "Fund Investments - Star Worldwide Fund" section of the Prospectus is revised to read as follows:

  Montgomery Asset Management, LLC ("Montgomery") normally will invest at least 65% of its segment of the Fund's portfolio in equity securities of companies, which may be of any size, throughout the world. The segment of the Fund managed by Montgomery emphasizes common stocks, but may also invest up to 35% of its segment in debt securities, including up to 5% in debt securities rated below investment grade. Montgomery may invest its segment of the Fund in securities denominated in one or more foreign currencies.

  Montgomery invests in companies that it believes have potential for above-average growth in sales and earnings on a sustained basis and that are reasonably priced. A number of factors are considered in evaluating potential investments, including a company's per share sales and earnings growth; return on capital; balance sheet; financial and accounting policies; overall financial strength; industry sector; competitive advantages; and quality of management.

Messrs. Castro and Boich have reviewed the portfolio holdings of the Montgomery segment of the Fund and expect that it will take approximately 2 to 3 months to reposition the Montgomery segment's portfolio holdings to match the new investment strategy as set forth above.

REDUCTION IN SUBADVISORY FEE
The subadvisory fees payable by NEFM to Montgomery are now at the annual rate of:

  0.85% of the first $25 million of the average daily net assets of the segment of the Fund that Montgomery manages,
  0.65% of the next $25 million of such assets, and 0.55% of such assets in excess of $50 million.

This change in subadvisory fees paid by NEFM does not affect the management fee paid by the Fund.

All of the above changes are effective August 3, 1998.

FOR NEW ENGLAND STAR ADVISERS FUND
The following supplements the disclosure found in the paragraph in the "Fund Management" section of the Prospectus describing subadvisory fees paid by NEFM to Janus Capital Corporation ("Janus Capital"):

  For the Star Advisers Fund, NEFM pays Janus Capital a subadvisory fee at the annual rate of 0.55% of the first $50 million of the average daily net assets of the segment of the Fund that Janus Capital manages and 0.50% of such assets in excess of $50 million.

     SUPPLEMENT DATED AUGUST 21, 1998 TO THE MAY 1, 1998 PROSPECTUSES FOR NEW ENGLAND STAR FUNDS CLASS A, B AND C (AS SUPPLEMENTED JULY 15, 1998
           AND AUGUST 3, 1998) AND NEW ENGLAND STOCK FUNDS CLASS Y
                       (AS SUPPLEMENTED AUGUST 3, 1998)

The following supplements the paragraph entitled "Founders" in the "Fund Management" section of each Prospectus:

Effective August 21, 1998, the Founders large/mid-cap investment management team, under the interim leadership of Paul LaRocco, has replaced Edward F. Keely as portfolio manager of the Founders' segment of the Star Advisers Fund. Mr. LaRocco, Vice President of Investments of Founders, is a Chartered Financial Analyst and is also the interim leader of the team managing the Founders Growth Fund. Mr. LaRocco has been serving as the lead portfolio manager for the Founders Special Fund since March 1998 and as a portfolio manager for The Dreyfus Corporation since April 1998. Prior to joining Founders in 1998, Mr. LaRocco was a vice president and portfolio manager with Oppenheimer Funds.

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
-------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

PRICE/EARNINGS RATIO - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different issues.

GROWTH INVESTING - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

VALUE INVESTING - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks will tend to have a lower price/earnings ratio than that of growth stocks.

STANDARD & POOR'S 500 - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange.

--------------------------------------------------------------------------------
                              SAVING FOR RETIREMENT
--------------------------------------------------------------------------------
AN EARLY START CAN MAKE A BIG DIFFERENCE

With today's lengthening life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. while it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulates the greater retirement nest egg? For the answer, look at the chart.

--------------------------------------------------------------------------------
                    AN EARLY START CAN MAKE A BIG DIFFERENCE
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, comparing the growth of investments made for 10 years by an investor who begins investing at age 30 to the growth of investments made for twenty-five years by an investor who begins investing at age 40. A hypothetical appreciation of 10% is assumed. The data points from the graph are as follows:]

Investor A - Begins investing at age 30 for 10 years:
Age                                                        Growth of Investments
30                                                                        $2,000
35                                                                       $15,431
40                                                                       $35,062
45                                                                       $90,943
55                                                                      $146,464
60                                                                      $235,882
65                                                                      $379,890


Investor B - Begins investing at age 40 for 25 years:
Age                                                        Growth of Investments
40                                                                        $2,000
45                                                                       $15,431
50                                                                       $37,062
55                                                                       $71,899
60                                                                      $128,005
65                                                                      $216,364

Assumes 10% hypothetical appreciation. For illustrative purposes only and not indicative of future performance of any New England Fund.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start.

New England Funds has prepared a number of informative retirement planning guides. Call your financial representative or New England Funds today, and ask for the guide that best fits your personal needs.

--------------------------------------------------------------------------------
                             REGULAR INVESTING PAYS
--------------------------------------------------------------------------------

FIVE GOOD REASONS TO INVEST REGULARLY
1. It's an easy way to build assets.
2. It's convenient and effortless.
3. It requires a low minimum to get started.
4. It can help you reach important long-term goals like financing retirement or college funding.
5. It can help you benefit from the ups and downs of the market. With Investment Builder, New England Fund's automatic investment program, you can invest as little as $100 a month in your New England fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

--------------------------------------------------------------------------------
                         THE POWER OF MONTHLY INVESTING
--------------------------------------------------------------------------------

[A line graph appears here, illustrating the hypothetical accumulation of monthly investments at an 8% annual rate of return. The data points of the graph are as follows:]

Monthly investments of $100

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                        $7,322
10                                                                      $18,079
15                                                                      $33,886
20                                                                      $57,111
25                                                                      $91,236

Monthly investments of $200

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                       $14,643
10                                                                      $36,158
15                                                                      $67,772
20                                                                     $114,222
25                                                                     $182,472

Monthly investments of $500

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                       $36,608
10                                                                      $90,396
15                                                                     $169,429
20                                                                     $285,555
25                                                                     $456,181

For illustrative purposes only. These figures represent hypothetical accumulation at an 8% annual rate of return, and are not indicative of future performance of any New England Fund. The value of a New England Fund will fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high.

You can start an Investment Builder program with your current New England Funds account. To open an Investment Builder account today, call your financial representative or New England Funds at 1-800-225-5478.

--------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                                   STOCK FUNDS
                                  Bullseye Fund
                               Star Small Cap Fund
                                   Growth Fund
                               Star Advisers Fund
                               Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                               Equity Income Fund
                                  Balanced Fund

                            INTERNATIONAL STOCK FUNDS
                            International Equity Fund
                               Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                              Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                        Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                              Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                        Tax Free Income Fund of New York
                  Intermediate Term Tax Free Fund of California

                               MONEY MARKET FUNDS
                   Cash Management Trust, Money Market Series
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.

              VISIT OUR WORLD WIDE WEB SITE AT WWW.MUTUALFUNDS.COM

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about
          distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

 New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc.
    (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
                The program provides access to information about
        securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 1-800-289-9999 or by
                    visiting their web site at www.NASDR.com.

                                                              ------------------
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